SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

March 7, 2017

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53974	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 North Military Trail #130
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 210-5349

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On March 7, 2017, Stevenson & Company CPAS LLC (“Stevenson”) resigned as the registrant’s registered independent public accountant.  On March 23, 2017, the registrant engaged MaloneBailey LLP (“Malone”) as its new registered independent public accountant.

b.

For the years ended December 31, 2015 and 2014 and for the interim period through the time of their resignation, Stevenson’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to dismiss Stevenson and to engage Malone was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the years ended December 31, 2015 and 2014 there have been no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stevenson would have caused them to make reference thereto in their report on the financial statements.  For the interim period through March 7, 2017 (the date of resignation), there have been no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stevenson would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Stevenson to respond fully to any inquiries of Malone.

f.

During the years ended December 31, 2015 and 2014 and the interim period through March 7, 2017, there have been no reportable events between the registrant and Stevenson as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to Stevenson prior to the date of the filing of this report and requested that Stevenson furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter will be filed as Exhibit 16.1 in an amendment to this Form 8-K.

2) New Independent Accountants:

a.

On March 23, 2017, the registrant engaged MaloneBailey LLP, as its new registered independent public accountant.  During the years ended December 31, 2015 and 2014 and prior to March 23, 2017 (the date of the new engagement), we did not consult with Malone regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Malone, in either case where written or oral advice provided by Malone would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities, Inc.

By:      /s/ Lindsey R. Perry, Jr.

Lindsey R. Perry, Jr.

Chief Executive Officer

Chief Financial Officer

Dated:  March 31, 2017